Exhibit 10.47

Centro Properties Group

Employee Security Plan

Prime Retail Property Trust
(to be renamed Centro Property Trust)
ARSN 091 043 793

Prime Property Management Limited
(to be renamed Centro Properties Limited)
ABN 45 078 590 682

i

14.	Schedule — Loan Scheme

ii

Employee Security Plan — Rules
Adopted on 17 September 2004 at the Prime Retail Group Annual General Meeting

R E C I T A L S

A.            This plan relates to Shares and Units that have been linked together so that the Shares may not be dealt with without a Unit (and vice versa).  Stapled securities will be allotted to employees or purchased by employees as determined by the Board.

B.            The stapled securities will be funded by an interest free loan from the Company for 100% of the issue or purchase price of the stapled securities.

C.            The Company wishes to establish a plan to be known as the Centro Properties Group Employee Security Plan to assist in the retention and motivation of employees of the Group.

D.            The Trustee has approved this Plan.

E.             The rules of the Loan Scheme are set out in the Schedule to these Rules.

These Rules provide

1.             Meaning of words and interpretation

1.1          Meaning of words

In these Rules:

Acceptance Date means the last date for receipt of applications to participate in the Plan as specified in the Application Form.

Account of a Participating Employee means an account referred to in rule 6.

Application Form means an application to participate in the Plan in the form determined by the Board from time to time.

Auditor means any person registered as an auditor under the Corporations Act 2001 (Cth).

ASX means Australian Stock Exchange Limited.

Board means all or some of the Directors acting as a board of the Company.

Bonus Share means the shares in respect of the Shares issued as part of a bonus issue to shareholders of the Company.

Bonus Unit means the units in the Trust issued as part of a bonus issue to Unit Holders of the Trust.

Cash Distribution means a distribution from the Trust.

Cash Dividend means a dividend declared or paid with respect to Shares which is payable wholly in cash or, in the case of a dividend declared or paid with respect to Shares which is payable only partly in cash, that part of the dividend which is payable in cash.

Company means Prime Property Management Limited (ABN 45 078 590 682).

Director means a director of the Company.

Eligible Employee means:

(a)           a person who has been in the permanent full employment of an entity (including a trust) which is in the Group for a period of at least 12 months before an invitation is made under this Plan; and

(b)           person who has not been in the permanent full employment of a body corporate which is in the Group for a period of at least 12 months before an invitation is made under this Plan but who the Directors deem to be an Eligible Employee for the purposes of these Rules, and includes a director of a body corporate in the Group who holds on a permanent full time basis salaried employment in a body corporate which is in the Group.

Employee means an employee of an entity (including a trust) which is in the Group (including a director of a body corporate in the Group who holds on a permanent full time basis salaried employment in a body corporate which is in the Group).

Employee Entity means:

(a)           a corporation that is directly or indirectly owned or controlled by an Eligible Employee or his family; or

(b)           a natural person or corporation who is to hold the Securities for the benefit of an Eligible Employee or his family.

Group means the Company and each body corporate that is a subsidiary of the Company under Division 6 of Part 1.2 of the Corporations Act 2001 (Cth), and the Trust and any entity controlled by the Trust or a company in the Group.

Listing Rules means the Listing Rules of ASX.

Loan means a loan made by the Company under the Loan Scheme.

Loan Scheme means the Company’s Employee Security Plan – Loan Scheme set out in the Schedule.

Loan Scheme Participating Employee means a Participating Employee to whom a Loan has been made by the Company under the Loan Scheme.

Loan Scheme Rules means the rules of the Loan Scheme as amended from time to time.

Loan Security means:

(a)           a Security acquired directly or indirectly with the proceeds of a Loan; and

(b)           a Bonus Share or Bonus Unit deemed to be a Loan Security by virtue of rule 4.3(c).

Participating Employee means:

(a)           an Employee who participates in the Plan; or

(b)           an Employee who has been invited and has applied to participate in the Plan but has elected under rule 3.4(b) to have Securities offered to the Employee acquired by the Employee Entity, or

(c)           and where the context requires, any Employee Entity which participates in the Plan.

Plan means the Prime Employee Security Plan as established by these rules.

Related Loan means in relation to a Loan Security, the Loan which directly or indirectly funded the acquisition of the Loan Security or the Loan which directly or indirectly funded the Loan Security in respect of which the Bonus Share and Bonus Unit was issued or deemed to be issued.

Restricted Security means a Security which the Participating Employee may not deal with until the conditions of rule 0 are satisfied.

Rights means any rights to acquire:

(a)           shares or other securities issued or to be issued by the Company; or

(b)           Units or other securities issued or to be issued by the Trust.

Security means a Share and a Unit which are linked together and registered in the name of the holder.

Share means an ordinary share in the capital of the Company.

Tax Act means the Income Tax Assessment Act 1936 (Cth) and the Income Tax Assessment Act 1997 (Cth).

Trust means the Prime Retail Property Trust ARSN 091 043 793 (to be renamed Centro Property Trust).

Trust Deed means the constitution of the Trust created by deed dated 20 January 1984 between James Aloysius Harris and Micram Pty Limited as amended from time to time.

Trustee means the trustee from time to time of the Trust.

Unit means an undivided share in the beneficial interest in the Trust as provided in the Trust Deed.

Unit Holder means a person registered as holding a Unit in the Trust.

Unrestricted Security means a security that is not a Restricted Security.

1.2           Interpretation

In this deed, unless the context requires a different interpretation:

(a)           headings and words in bold type are for convenience only and do not affect the interpretation of this deed;

(b)           the singular includes the plural and the plural includes the singular;

(c)           words of one gender include any gender;

(d)           an expression implying a natural person includes any corporation or other body corporate, partnership, joint venture, association and any governmental or semi-governmental agency;

(e)           a reference to a clause or schedule is a reference to a clause of, and a schedule to, this deed and a reference to this deed includes any schedule;

(f)            a reference to a statute or regulation includes all statutes and regulations amending, consolidating or replacing them, and all regulations, proclamations, ordinances and by-laws issued under that statute;

(g)          a reference to a document includes an amendment or supplement to, or replacement or novation of, that document; and

(h)           a reference to cash includes cheque and bank cheque.

2.             Maximum number of Securities issued under the Plan

(a)           Shares must not be issued under this Plan, if immediately following the proposed issue either:

(1)         the number of Shares proposed to be issued; plus

(2)         the number of Shares issued under the Plan in the period of 5 years preceding the time of the proposed issue of Shares under this Plan; plus

(3)         the number of Shares issued under every other employee incentive scheme of the Company in the period of 5 years preceding the time of the proposed issue of Shares under this Plan;

would exceed 5% of the number of Shares in the issued capital of the Company immediately following the proposed issue; or

(b)           Units must not be issued under this Plan, if immediately following the proposed issue either:

(1)         the number of Units proposed to be issued; plus

(2)         the number of Units issued under the Plan in the period of 5 years preceding the time of the proposed issue of Units under this Plan; plus

(3)         the number of Units issued under every other employee incentive scheme of the Company in the period of 5 years preceding the time of the proposed issue of Units under this Plan;

would exceed 5% of the number of issued Units of the Trust immediately following the proposed issue.

3.                                      Acquisition and allotment of Securities

3.1          Invitation to Participate

The Board may, in its absolute discretion, and subject to any approvals of shareholders of the Company or approvals of Unit Holders of the Trust required by law or the Listing Rules and any necessary consent of the Trustee in respect of the issue or transfer of Units, at intervals determined by the Board, invite any Eligible Employee to participate in the Plan.

3.2                               Number and price of Securities offered

(a)           The Board must determine the number of Securities offered to an Eligible Employee and the price per Security.

(b)           The price per Security will be the prevailing market price of the Security.

(c)           Subject to the requirements of law and the Trust Deed, the Board may divide the price of a Security between the Share and the Unit comprising the Security as the Board may, in its absolute discretion, determine.

(d)           Different numbers of Securities may be offered to different Eligible Employees.

3.3          Application for Loan

The Board may at the time the Eligible Employee is invited to participate in the Plan invite the Eligible Employee to apply for a Loan, for the purpose of acquiring the Securities being offered.

3.4          Applications to participate

(a)           To participate in the Plan, a Participating Employee must:

(1)         send a copy of an Application Form which complies with the terms of the invitation made by the Board under clause 3.1 to the Company; and

(2)         subscribe for or purchase (as the Board thinks fit) in the name of the Participating Employee the whole of the nominated number of Securities and this instruction must be forwarded to the Company prior to the Acceptance Date.

(b)           A Participating Employee may elect that Securities offered to the Participating Employee be issued to his Employee Entity and submit an Application Form in the name of the Employee Entity if:

(1)         the Board so agrees;

(2)         the Employee Entity agrees in writing (in a form acceptable to the Board) to be bound by the terms of these Rules and the Loan Scheme Rules as if, the Employee Entity were the Participating Employee insofar as those Rules purport to affect Securities or Loan Securities or the rights attaching thereto by, for example:

(A)         providing that Cash Dividends and Cash Distributions may be applied in repayment of a Related Loan,

(B)         restricting the right of the holder of the Securities to sell, encumber or otherwise deal with the Loan Securities,

(C)         prescribing the circumstances in which the Loan Securities must be sold, or

(D)         restricting the rights that attach to the Loan Securities;

(3)         the proceeds of any Related Loan given to the Participating Employee is to be used to acquire the Loan Securities;

(4)         the Employee Entity furnishes the Company with a charge over the Loan Securities to secure the Related Loan in a registrable form and otherwise in a form acceptable to the Board;

(5)         the Employee Entity agrees in writing (in a form acceptable to the Board) to be bound by any additional terms considered appropriate by the Board;

(6)         the Employee Entity bears all costs associated with the transaction including stamp duty payable on the charge referred to in paragraph (4); and

(7)         the Participating Employee undertakes to ensure that his Employee Entity complies with the rules of this Plan.

(c)           The instructions to the Company must be in such form as may be determined by the Board from time to time but must include a confirmation that the Participating Employee agrees to be bound by the terms of these rules, any additional terms considered appropriate by the Board, the constitution of the Company, the Trust Deed and, if the Participating Employee is invited and elects to participate in the Loan Scheme, the Loan Scheme Rules.

3.5          Issue terms

Securities must be acquired on the terms of these rules and the Trust Deed and such additional terms as the Board considers appropriate (not being inconsistent with these rules) and each Participating Employee will be taken to have agreed to be bound by:

(a)           these rules;

(b)           any additional terms imposed either under this rule;

(c)           the constitution of the Company;

(d)           the Trust Deed; and

(e)           if the Participating Employee has been invited and elected to participate in the Loan Scheme, the Loan Scheme Rules,

on acceptance of any offer of Securities under the Plan.

3.6          Separate record of Loan

The Company will maintain a record of which Securities have been paid for out of the proceeds of a Loan and those Securities must be maintained as a separate holding until the relevant Loan has been repaid.

4.           Rights attaching to Securities

4.1          Cash Dividends

(a)           Subject to the terms of these rules, a Participating Employee is entitled to receive all Cash Dividends paid on the Shares.

(b)           Without otherwise limiting its discretion, the Board may make it a term of an invitation to participate in the Plan that, in respect of a Share paid for out of the proceeds of a Loan, a proportion of each Cash Dividend paid on that Share be applied in repayment of one or more Loans.  The proportion specified as a term of the invitation to participate in the Plan may vary, may be determined from time to time by the Board and may be 100%.  Until the Board determines otherwise, the amount of the Cash Dividend to be applied in repayment of one or more Loans is:

(1)         the amount of the Cash Dividend,

LESS

(2)         an amount equal to the income tax payable on the Cash Dividend (grossed up to include any attached imputation credit, at the maximum individual marginal tax rate at the time the Cash Dividend is paid plus the Medicare levy at that time) MINUS any franking rebate being the amount of the imputation credit referable to the Cash Dividend.

(c)           The Company must, if so directed by a Participating Employee, apply a proportion of each Cash Dividend in repayment of the Loan.

4.2          Cash Distributions

(a)           Subject to the terms of these rules, a Participating Employee is entitled to receive all Cash Distributions paid on the Units.

(b)           Without otherwise limiting its discretion, the Board may make it a term of an invitation to participate in the Plan that, in respect of a Unit paid for out of the proceeds of a Loan, a proportion of each Cash Distribution paid on that Unit be applied in repayment of one or more Loans.  The proportion specified as a term of the invitation to participate in the Plan may vary, may be determined from time to time by the Board and may be 100%.  Until the Board determines otherwise, the amount of the Cash Distribution to be applied in repayment of one or more Loans is:

(1)         the amount of the Cash Distribution

LESS

(2)         an amount equal to the income tax payable on the Cash Distribution calculated at the maximum individual tax rate at the time the Cash Distribution is paid plus the Medicare levy at that time.

(c)           The Company must, if so directed by a Participating Employee, apply a proportion of each Cash Distribution in repayment of the Loan.

4.3          Bonus Shares and Bonus Units

(a)           Each Share issued under the Plan confers on the holder the same right to participate in bonus issues by the Board as that conferred by each other Share.

(b)           Subject to the Trust Deed, each Unit issued under the Plan confers on the holder the same right to participate in Bonus Units as that conferred by each other Unit.

(c)           Upon allotment to the Participating Employee:

(1)           Bonus Shares and Bonus Units are deemed to be Securities for the purposes of these rules; and

(2)           Bonus Shares and Bonus Units issued in respect of Loan Securities are deemed to be Loan Securities for the purposes of these rules.

4.4          Rights

(a)           The Company will send a notice to a Participating Employee of any Rights which accrue to Securities.

(b)           Subject to rule 4.4(e), within 7 days of receiving the notice referred to in rule 4.4(a), the Participating Employee may provide the Company with either:

(1)           written instructions in the form (if any) prescribed by the Company to sell some or all of the Rights to the extent permitted by law; or

(A)          written instructions in the form (if any) prescribed by the Company to acquire, in the name of the Participating Employee, to the extent permitted by law, some or all of the Securities to which the Rights relate; and

(B)           payment of an amount equal to the cost of accepting the Rights entitlement plus, if the Board so requires, such additional amount as the Board estimates (and notifies to the Participating Employee) to be the cost of transferring, issuing or the Securities to the Participating Employee.

(c)           If the Participating Employee does not give a notice under rule 4.4(b), the Board is entitled to sell the Rights on behalf of the Participating Employee.

(d)           Subject to rule 4.4(e), if the Board sells the Rights in accordance with rule 4.4(a) or rule 4.4(c), the Board must distribute the proceeds of the sale (after deduction of the costs of sale incurred by the Board) to the Participating Employee.

(e)           If the Securities to which the Rights accrued were Loan Securities and an amount remains outstanding on a Related Loan, the Participating Employee irrevocably directs the Board to sell the Rights and pay the proceeds of the sale of Rights to the Company and the Company agrees to apply those proceeds in reduction of that Loan.

4.5          Voting Rights

The Participating Employee’s voting entitlements are as provided for in respect to the Shares, in the Articles of Association of the Company, and, in respect of the Units, in the Trust Deed.

5.             Restriction on transfer and cessation of employment

5.1          No sale or dealing

Subject to rules 5.4(a), 5.4(b) and 5.4(b)(2), a Participating Employee who acquires Securities under this Plan must not sell, encumber or otherwise deal with those Securities unless:

(a)           the Loan is fully repaid; and

(b)           all other conditions on the selling, encumbering or otherwise dealing with the Securities contained in these rules and the Trust Deed have been complied with.

5.2          No transfer

Subject to rules 5.4(a) and 5.4(b):

(a)           the Company must not register or permit the share registry to register a transfer of Shares acquired under this the Plan until rule 5.1 is satisfied with respect to those Shares; and

(b)           the Trustee must not register or permit the unit registry to register a transfer of Units acquired under this Plan until both conditions in rules 5.1 are satisfied.

5.3          Notification of period of restriction

The Company must upon request notify each Participating Employee to whom Securities are acquired under the Plan of the earliest date the Participating Employee may sell, encumber or otherwise deal with those Securities.

5.4          Cessation of Employment

(a)           Subject to rules 5.7(a) and 5.7(b), if a Participating Employee ceases for any reason to be an Employee of the Group (“Relevant Person”) then, unless otherwise indicated in the invitation to participate in the Plan, rule 5.5 applies to those Securities.

(b)           The Relevant Person irrevocably authorises the Company when he ceases to be an Employee to, in the Company’s absolute discretion:

(1)           sell the Securities on the market and to apply the proceeds on behalf of the Participating Employee as follows:

(A)          first in payment of any costs and expenses of the sale incurred by the Company; and

(B)           secondly, in reduction of the outstanding amount of the Loan made by the Company to the Participating Employee to acquire the Security; and

(C)           thirdly:

(i)        if the Securities are Unrestricted Securities, the balance (if any) in payment to the Participating Employee;

(ii)       if the Securities are Restricted Securities, the balance (if any) in payment to the Participating Employee (as to one half) and the Trustee (as to the other half, as an accretion to the Trust); and

(iii)      if the Securities comprise both Unrestricted Securities and Restricted Securities, the balance (if any):

I            in payment to the Participating Employee, in the proportion that the Unrestricted Securities bear to the number of Securities sold; and

II          in payment to the Participating Employee (as to one half) and to the Trustee (as to the other half, as an accretion to the Trust), in the proportion that the Restricted Securities bear to the number of Securities sold, or

(2)           if the Trustee agrees to redeem the Units, redemption of the Shares.  The terms of the redemption of the Units and the buy back of Shares shall be those that the Trustee and the Company deem fair, provided that the aggregate amount paid for the Units and Shares at least equals the prevailing market price of the corresponding number of Securities.

(c)           If the Trustee redeems Units and the Company buys back the Shares in accordance with rule 5.4(b)(2) the Participating Employee irrevocably authorizes the Trustee and the Company to apply on behalf of the Participating Employee the amount for which those Units were redeemed and those Shares were bought back as follows:

(1)           first, in payment of any costs and expenses of the redemption and buy back incurred by the Trust or Company;

(2)           secondly, in reduction of the outstanding amount of the Loan (if any) made by the Company to the Participating Employee to acquire the Securities; and

(3)           thirdly:

(A)          if the Securities are Unrestricted Securities, the balance (if any), in payment to the Participating Employees;

(B)           if the Securities are Restricted Securities, the balance (if any) in payment to the Participating Employee (as to one half) and to the Trustee (as to the other half, as an accretion to the Trust); and

(C)           if the Securities comprise both Unrestricted Securities and Restricted Securities, the balance (if any):

(i)        in payment to the Participating Employee, in the proportion that the Unrestricted Securities bear to the number of Securities bought back; and

(ii)       in payment to the Participating Employee (as to one half) and to the Trustee (as to the other half, as an accretion to the Trust), in the proportion that the Restricted Securities bear to the number of Securities bought back.

5.5          No claim

A Participating Employee shall not have any claim against the Company, the Trustee as a result of the exercise by the Company of a power or discretion under this rule 5.

5.6          Conditions

Unless the Board determines otherwise and subject to these Rules and the Trust Deed, a Participating Employee may sell, encumber or otherwise deal with Securities.  By way of example only the Board may impose a condition that, at the conclusion of each year listed in Column A of the Table below after the acquisition of a parcel of Securities, the Participating Employee may only sell, encumber or otherwise deal with the percentage of the Securities in that parcel appearing in Column B of the Table opposite the year:

Column A	Column B
Years	% of Securities
1	25
2	50
3	75
4	100

5.7          Right of Participating Employee to deal with Securities

(a)           If no amount remains outstanding under a Related Loan used to acquire a Loan Security and that Loan Security is an Unrestricted Security, the Participating Employee may give notice to the Company that the Participating Employee wishes to sell, encumber or otherwise deal with the Loan Security.  If that notice is given to the Company, the Company will do what it can do to facilitate the Participating Employee selling, encumbering or otherwise dealing with the Loan Security.

(b)           If a Security becomes an Unrestricted Security and an amount remains outstanding on the Related Loan, the Participating Employee may request the Company to sell, encumber or otherwise deal with the Loan Security on behalf of the Participating Employee.  The Company must sell, encumber or otherwise deal with the Security if, in the opinion of the Board, the proceeds made available by that action will equal or exceed the amount outstanding on the Related Loan.

5.8          Other Conditions

The Board may impose any other conditions on the selling, encumbering or otherwise dealing with Securities as it considers appropriate.

6.             Accounts

(a)           Company must open and maintain an account in respect of each Participating Employee.

(b)           Each account must record:

(1)           the date of acquisition of Securities to which each Participating Employee is entitled;

(2)           the number of Securities and Loan Securities to which each Participating Employee is entitled; and

(3)           the number of Bonus Shares and Bonus Units (if any) to which each Participating Employee is entitled and whether the Bonus Shares or Bonus Units are Loan Securities.

7.             Notices

Any notice regarding Securities issued under the Plan will be sent to the registered address of the holder as recorded in the register of members maintained by the Company and the Trustee.

8.             Amendment

(a)           Subject to rules 8(b) and 8(c), the Company may at any time by written instrument or by resolution of the Board, amend all or any of the provisions of these rules (including this rule 8).

(b)           No amendment of the provisions of these rules is to reduce the rights of any Participating Employee in respect of Securities credited to the Account of the Participating Employee prior to the date of the amendment, other than an amendment introduced primarily:

(1)           for the purpose of complying with or conforming to present or future State, Territory or Commonwealth legal requirements governing or regulating the maintenance or operation of the Plan or like plans;

(2)           to correct any manifest error or mistake;

(3)           to enable contributions or other amounts paid by any body corporate in the Group in respect of the Plan to qualify as income tax deductions for that body corporate or any other body corporate in the Group;

(4)           to enable the Trustee, the Participating Employee or any body corporate in the Group to reduce the amount of fringe benefits tax under the Fringe Benefits Tax Assessment Act 1986 (Cth), the amount of tax under the Tax Act or the amount of any other tax or impost that may otherwise be payable by the Trustee, the Participating Employee or any body corporate in the Group in relation to the Plan or matters arising therefrom;

(5)           for the purpose of enabling the Participating Employees generally (but not necessarily each Participating Employee) to receive a more favourable taxation treatment in respect of their participation in the Plan or matters arising therefrom; or

(6)           to enable the Trustee or any body corporate in the Group to comply with the Corporations Act 2001 (Cth) or the Listing Rules.

(c)           No amendment may be made except in accordance with and in the manner (if any) stipulated by the Listing Rules.

(d)           Subject to the above provisions of this rule 8, any amendment made pursuant to rule 8(a) may be given such retrospective effect as is specified in the written instrument or resolution by which the amendment is made.

9.             ASIC Relief

Notwithstanding any other provisions of these rules, every covenant or other provision set out in an exemption or modification granted from time to time by the Australian Securities and Investments Commission in respect of the Plan pursuant to section 741 of the Corporations Act 2001 (Cth) and required to be included in these rules in order for that exemption or modification to have full effect, is deemed to be contained in these rules.  To the extent that any covenant or other provision deemed by this rule to be contained in these rules is inconsistent with any other provision in these rules, the deemed covenant or other provision shall prevail.

10.          Administration of the Plan

(a)           The Plan will be administered by the Board in accordance with these rules.  The Board may make further rules for the operation of the Plan which are consistent with these rules.

(b)           Any power or discretion which is conferred on the Board by these rules must be exercised by the Board in the interests or for the benefit of the Company, and the Board is not, in exercising any such power or discretion, under any fiduciary or other obligation to any other person.

(c)           Any power or discretion which is conferred on the Board by these rules may be delegated by the Board to a committee consisting of such Directors and/or other officers and/or employees of the Company as the Board thinks fit.

(d)           The decision of the Board as to the interpretation, effect or application of these rules will be final and conclusive.

(e)           The Board may from time to time suspend the operation of the Plan and may at any time cancel the Plan.  The suspension or cancellation of the Plan will not prejudice the existing rights of Participating Employees.

11.          Rights of Participating Employees

Nothing in these rules:

(a)           confers on any Participating Employee the right to receive any Securities;

(b)           confers on any Participating Employee the right to continue as an Employee of the Company or any body corporate in the Group;

(c)           affects any rights which the Company or a body corporate in the Group may have to terminate the employment of any Participating Employee; or

(d)           may be used to increase damages in any action brought against the Company or a body corporate in the Group in respect of any such termination.

12.          Governing law, Jurisdiction and Process

The Plan will be governed by the laws of Victoria and will be construed and take effect in accordance with those laws.

13.          Paramountcy of Trust Deed

To the extent of any inconsistency between the terms and conditions of this Plan and the Trust Deed, the Trust Deed prevails.

Schedule — Employee Security Loan Plan

Centro Properties Group

Employee Security Plan — Loan Scheme

Prime Retail Property Trust
(to be renamed Centro Property Trust)
ARSN 091 043 793

Prime Property Management Limited
(to be renamed Centro Properties Limited)
ABN 45 078 590 682

1

Employee Security Plan — Loan Scheme — Rules
Adopted on 17 September 2004 at the Prime Retail Group Annual General Meeting

These Rules provide

1.             Meaning of words and interpretation

1.1           Meaning of words

In these Rules the following words have these meanings unless the contrary intention appears:

Board means all or some of the Directors acting as a board of the Company.

Bonus Share means the share in respect of the Shares issued as part of a bonus issue to shareholders of the Company.

Bonus Unit means the units in the Trust issued as part of a bonus issue to Unit Holders of the Trust.

Cash Distribution means a distribution from the Trust.

Cash Dividend means a dividend declared or paid with respect to Shares which is payable wholly in cash or, in the case of a dividend declared or paid with respect to Shares which is payable only partly in cash, that part of the dividend which is payable in cash.

Company means Prime Property Management Limited (ABN 45 078 590 682).

Director means a director of the Company.

Eligible Employee means:

(a)           a person who has been in the permanent full employment of an entity (including a trust) which is in the Group for a period of at least 12 months before an invitation is made under this Plan; and

(b)           a person who has not been in the permanent full employment of a body corporate which is in the Group for a period of at least 12 months before an invitation is made under this Plan but who the Directors deem to be an Eligible Employee for the purposes of these Rules, and includes a director of a body corporate in the Group who holds on a permanent full time basis salaried employment in a body corporate which is in the Group.

Employee means an employee of an entity (including a trust) which is in the Group (including a director of a body corporate in the Group who holds on a permanent full time basis salaried employment in a body corporate which is in the Group).

2

Employee Entity means:

(a)           a corporation that is directly or indirectly owned or controlled by an Eligible Employee or his family; or

(b)           a natural person or corporation who is to hold the Securities for the benefit of an Eligible Employee or his family.

Group means the Company and each body corporate that is a subsidiary of the Company under Division 6 of Part 1.2 of the Corporations Act 2001 (Cth), and the Trust and any entity controlled by the Trust or a company in the Group.

Listing Rules means the Listing Rules of ASX.

Loan means a loan made by the Company under this Scheme.

Loan Security means:

(a)           a Security acquired directly or indirectly with the proceeds of a Loan; and

(b)           a Bonus Share or Bonus Unit deemed to be a Loan Security by virtue of rule 4.9(b) of the rules of the Employee Security Plan.

Participating Employee means a person to whom a Loan is made.

Plan means the Prime Employee Security Plan as established by these rules.

Related Loan means in relation to a Loan Security, the Loan which directly or indirectly funded the acquisition of the Loan Security or the Loan which directly or indirectly funded the Loan Security in respect of which the Bonus Share and Bonus Unit was issued or deemed to be issued.

Restricted Security means a Security which the Participating Employee may not deal with until the conditions of rule 5.9 are satisfied.

Security means a Share and a Unit which are linked together and registered in the name of the holder.

Share means an ordinary share in the capital of the Company.

Tax Act means the Income Tax Assessment Act 1936 (Cth) and the Income Tax Assessment Act 1997 (Cth).

Trust means the Prime Retail Property Trust ARSN 091 043 793.

Trust Deed means the constitution of the Trust created by deed dated 20 January 1984 between James Aloysius Harris and Micram Pty Limited as amended from time to time.

Trustee means the trustee from time to time of the Trust.

3

Unit means an undivided share in the beneficial interest in the Trust as provided in the Trust Deed.

Unit Holder means a person registered as holding a Unit in the Trust.

Unrestricted Security means a security that is not a Restricted Security.

1.2           Interpretation

In this deed, unless the context requires a different interpretation:

(a)           headings and words in bold type are for convenience only and do not affect the interpretation of this deed;

(b)           the singular includes the plural and the plural includes the singular;

(c)           words of one gender include any gender;

(d)           an expression implying a natural person includes any corporation or other body corporate, partnership, joint venture, association and any governmental or semi-governmental agency;

(e)           a reference to a clause or schedule is a reference to a clause of, and a schedule to, this deed and a reference to this deed includes any schedule;

(f)            a reference to a statute or regulation includes all statutes and regulations amending, consolidating or replacing them, and all regulations, proclamations, ordinances and by-laws issued under that statute;

(g)          a reference to a document includes an amendment or supplement to, or replacement or novation of, that document; and

(h)           a reference to cash includes cheque and bank cheque.

2.             Application for Loan

2.1           Invitation to apply for Loan

At or about the time that an Eligible Employee is invited to purchase or subscribe for Securities under the Plan, the Board may invite the Eligible Employee to apply for a Loan for the purposes of funding in whole or, if the Board so permits, in part the subscription or purchase by the Eligible Employee of Securities under the Plan.

2.2           Application for Loan

An application for a Loan shall be in the form prescribed by the Board from time to time and must be made solely by the Eligible Employee and in the name of the Eligible Employee.

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2.3                              Payment authority

Each Participating Employee irrevocably authorises the Company:

(a)           to pay directly to the Trustee that part of the Loan required to fund the Unit component of Securities to be subscribed or purchased with the proceeds of the Loan; and

(b)           to retain and apply that part of the Loan required to fund the Share component of Securities to be subscribed or purchased with the proceeds of the Loan.

3.             Amount of Loan

3.1           Loan Amount

Subject to rule 3.2, the maximum amount of a Loan for which an Eligible Employee may apply under this Scheme is the lesser of:

(a)           the amount determined by the Board in respect of that Eligible Employee or in respect of Eligible Employees of a particular classification; or

(b)           an amount equal to the aggregate price for the purchase or subscription of Securities (plus any related acquisition costs such as brokerage or stamp duty) which, at or about the time of the Participating Employee applies for the Loan, are offered to the Eligible Employee under the Plan and for which the Eligible Employee applies.

3.2           Maximum Loans

An Eligible Employee may only apply for a Loan under this Scheme if the aggregate of:

(a)           the principal amount of the Loan for which application is made; and

(b)           the aggregate principal amount of all other outstanding Loans to the Eligible Employee under this Scheme,

does not exceed an amount, if any, determined from time to time by the Board in respect of Eligible Employees in that classification.

4.             Use of Loan

4.1          Application of Loans

If application for a Loan pursuant to rule 2 is accepted by the Company, the entire amount of the Loan must be applied in or towards paying in full on subscription for or purchase of the Securities which, at or about the time the Loan is made, are subscribed for or purchased by the Eligible Employee or a corporation controlled by the Eligible Employee under the Plan.

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4.2           Loans only for Plan

No proceeds of a Loan may be applied towards subscribing for or purchasing a Security other than under the Plan.

4.3           Application of proceeds of Loans

The proceeds of a Loan will be applied on behalf of the Eligible Employee in the manner outlined in rule 4.1 and in accordance with the Plan.

5.             Interest on a Loan

5.1           Loans initially interest free

Subject to rules 5.2 and 8.3 the Loan will be interest free unless the Board decides otherwise.

5.2           Interest after Loan due for repayment

A Participating Employee must pay interest on the daily balance of the principal amount outstanding under a Loan (or part of a Loan) from when the Loan (or that part of the Loan) becomes due for repayment during the period that it remains unpaid.

5.3           Interest Rate

The rate of interest payable pursuant to rule 5.2 shall be the rate from time to time as determined by the Board.  Unless the Board decides otherwise, interest will accrue from day to day and may be capitalised by the Company on the first day of each month.  Interest is payable on capitalised interest at the rate referred to in rule 5.3.

6.             Repayments from Dividends and Cash Distributions

6.1           Repayment from Cash Dividends

The proportion of all Cash Dividends which are paid in respect of a Loan Security and which are to be applied in repayment of the Loan as required by the terms of the invitation to participate in the Scheme must be applied by the Company in repaying the principal amount outstanding under the Related Loan and any interest in respect of that Related Loan.

6.2           Repayment from Cash Distributions

The proportion of all Cash Distributions which are paid in respect of a Loan Security and which are to be applied in repayment of the Loan as required by the terms of the invitation to participate in the Scheme must be applied by the Company in repaying the principal amount outstanding under the Related Loan and any interest in respect of that Related Loan.

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6.3           No participation in bonus plans or DRP

The registered holder of Loan Securities is not entitled in respect of Securities to participate in any distribution reinvestment plan or scheme which provides for the reinvestment of distributions in new Units or Shares for so long as there is a Related Loan.

7.             Sale and Buy Back of Loan Securities

7.1           Application of sale proceeds

If the Loan Securities are sold under the Plan or under rule 8, the registered holder of the Loan Securities irrevocably authorises the Company to apply, on behalf of the registered holder of the Loan Securities, the proceeds of sale of the Loan Securities (after deducting the costs of sale including, without limitation, any brokerage, taxes and duties) as follows:

(1)        first, in reduction of the outstanding amount of the Related Loan made by the Company to the registered holder of the Loan Securities to acquire the Securities;

(2)        secondly, if the Securities are Unrestricted Securities, the balance (if any) in payment to the registered holder of the Loan Securities;

(3)        thirdly, if the Securities are Restricted Securities, the balance (if any) in payment to the registered holder of the Loan Securities (as to one half) and to the Trustee (as to the other half, as an accretion to the Trust);

(4)        fourthly, if the Securities comprise both Unrestricted Securities and Restricted Securities, the balance (if any):

(A)          in payment to the registered holder of the Loan Securities, in the proportion that the number of the Unrestricted Securities bear to the number of Securities sold; and

(B)           in payment the registered holder of the Loan Securities (as to one half) and to the Trustee (as to the other half, as an accretion to the Trust), in the proportion that the number of the Restricted Securities bear to the number of Securities sold.

7.2           Application of buy back proceeds

If the Loan Securities are redeemed and bought back in accordance with rule 5.4(b)(2) of the Plan the registered holder of the Loan Securities irrevocably authorises the Trustee and the Company to apply on behalf of the registered holder of the Loan Securities the amount for which those Securities were bought back as follows:

(a)           first, in payment of any costs and expenses of the redemption and buy back incurred by the Trust or Company;

(b)           secondly, in reduction of the outstanding amount of the Loan made by the Company to the registered holder of the Loan Securities to acquire the Securities; and

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(c)           thirdly:

(1)          if the Securities are Unrestricted Securities, the balance (if any) in payment to the registered holder of the Loan Securities;

(2)          if the Securities are Restricted Securities, the balance (if any) in payment to the registered holder of the Loan Securities (as to one half) and the Trustee (as to the other half, as an accretion to the Trust); and

(3)          if the Securities comprise both Unrestricted Securities and Restricted Securities, the balance (if any):

(A)          in payment to the registered holder of the Loan Securities, in the proportion that the number of the Unrestricted Securities bear to the number of Securities bought back; and

(B)           in payment to the registered holder of the Loan Securities (as to one half) and to the Trustee (as to the other half as an accretion to the Trust), in the proportion that the number of the Restricted Securities bear to the number of Securities bought back.

7.3          Shortfall

If the proceeds of sale of Loan Securities contemplated by rule 7.1 or the proceeds of the buy back contemplated by rule 7.2 are less than the amount outstanding in relation to the Related Loan, the Company will forgive the amount of the shortfall (including principal, interest (if any) and all other amounts owing in respect of the Related Loan).

8.             Repayment of Loan and Revision of Loan Terms

8.1         Loan repayable

(a)           The whole of the principal amount outstanding under a Loan (and any interest which has accrued and is unpaid) will become immediately due and payable upon the earliest to occur of:

(1)          the 10th anniversary of the date on which the Loan was made;

(2)          upon the Participating Employee ceasing to be an Employee;

(3)          the Participating Employee becoming an insolvent under administration as defined in section 9 of the Corporations Act 2001 (Cth); and

(4)          the date on which the Employee Entity:

(A)          ceases to be controlled by the Participating Employee; or

(B)           to hold the securities for the benefit of the Participating Employee.

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(b)           If the Participating Employee does not make the Payment due under rule 8.1 within 2 business days, the registered holder of the Loan Security irrevocably directs and authorises the Company to sell the Loan Securities and apply the proceeds of sale (after deducting the costs of sale including, without limitation, any brokerage, taxes and duties) in accordance with rule 7.

(c)           If the proceeds of sale or buy back of Loan Securities are less than the amount outstanding in relation to the Related Loan, the Company will forgive the amount of the shortfall (including principal, interest (if any) and all other amounts owing in respect of the Related Loan).

8.2           Early repayment

A Participating Employee may elect to repay the whole or any of the principal amount outstanding under a Loan at any time.

8.3                               Unauthorised disposal of Securities

If a registered holder of the Loan Security, contrary to the Plan, sells, encumbers or otherwise deals with or attempts to do any of these things (other than in accordance with rules 7 or 8) with the legal or beneficial interest in any Loan Securities whilst any amount remains outstanding in respect of the Related Loan the following provisions apply:

(1)      the Board may elect to give the Participating Employee a notice requiring repayment of the Related Loan and the Related Loan referable to any other Loan Securities whereupon the whole of the principal amount outstanding under each Related Loan (and any interest which has accrued and is unpaid) becomes immediately due and payable and for the purpose of rule 5.2 the whole of the principal amount outstanding under each Related Loan is regarded as having become due for repayment on the date of disposal of the Loan Securities; or

(2)      the Board may elect to give notice to the Participating Employee of revised terms (including, without limitation) as to interest and repayment) which are to apply to each Related Loan determined at the discretion of the Board.  If the Participating Employee accepts in writing the revised terms within 14 days of receiving them, each Related Loan continues (from and including the date of sale, encumbrance, dealing or attempt to do any of these things with the Loan Security (“relevant date”)) on the basis of those revised terms.  If the Participating Employee does not accept in writing the revised terms within 14 days of receiving them, the outstanding balance of each Related Loan, at the end of that 14 day period, becomes immediately due and payable and, for the purpose of rule 5.2, the outstanding balance of each Related Loan is regarded as having become due for repayment on the relevant date.

9.             Administration of the Scheme

(a)          The Scheme will be administered by the Company in accordance with these rules.  The Board may make further rules for the operation of the Scheme which are consistent with these rules.

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(b)           Any power or discretion which is conferred on the Board by these rules must be exercised by the Board in the interests or for the benefit of the Company, and the Board is not, in exercising any such power or discretion, under any fiduciary or other obligation to any other person.

(c)          Any power or discretion which is conferred on the Board by these rules may be delegated by the Board to a committee consisting of such Directors and/or officers and/or employees of the Company or a related body corporate of the Company as the Board thinks fit.

(d)          The decision of the Board as to the interpretation, effect or application of these rules will be final and conclusive.

(e)          The Board may from time to time suspend the operation of the Scheme and may at any time cancel the Scheme.  The suspension or cancellation of the Scheme will not prejudice the existing rights of Participating Employees.

10.          Rights of Participating Employees

Nothing in these rules:

(1)        confers on any Employee the right to receive a Loan;

(2)        confers on any Participating Employee the right to continue as an Employee of any body corporate in the Group;

(3)        affects any rights which any body corporate in the Group may have to terminate the employment of any Employee; or

(4)        may be used to increase damages in any action brought against any body corporate in the Group in respect of any such termination.

11.          Amendment of these Rules

(a)          Subject to rules 11(b) and 11(c), the Company may at any time by written instrument or by resolution of the Board, amend all or any of the provisions of these rules (including this rule 11).

(b)           No amendment of the provisions of these rules is to reduce the rights of any Participating Employee in respect of a Loan made under this Scheme prior to the date of the amendment, other than an amendment introduced primarily:

(1)        for the purpose of complying with or conforming to present or future State, Territory or Commonwealth legal requirements governing or regulating the maintenance or operation of the Scheme or like schemes;

(2)        to correct any manifest error or mistake;

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(3)        to enable contributions or other amounts paid by any body corporate in the Group in respect of the Scheme to qualify as income tax deductions for the body corporate or any other body corporate in the Group;

(4)        to enable the Trustee, the Participating Employee or any body corporate in the Group to reduce the amount of fringe benefits tax under the Fringe Benefits Tax Assessment Act 1986 (Cth), the amount of tax under the Tax Act or the amount of any other tax or impost that may otherwise be payable by the Trustee, the Participating Employee or any body corporate in the Group in relation to the Scheme or matters arising therefrom;

(5)        for the purpose of enabling the Participating Employees generally (but not necessarily each Participating Employee) to receive a more favourable taxation treatment in respect of their participation in the Scheme or matters arising therefrom; or

(6)        to enable the Trustee or any body corporate in the Group to comply with the Corporations Act 2001 (Cth) or the Listing Rules.

(c)           No amendment may be made except in accordance with and in the manner (if any) stipulated by the Listing Rules.

(d)           Subject to the above provisions of this rule 11, any amendment made pursuant to rule 11(a) may be given such retrospective effect as is specified in the written instrument or resolution by which the amendment is made.

12.          Notices

Any notice regarding Loans granted under the Scheme will be sent to the address of the Participating Employee as notified to the Company and the Trustee from time to time by the Participating Employee.

13.          General

Unless the Board otherwise determines, payments made in respect of a Loan will be applied first towards payment of interest (if any) and secondly towards payment of principal.

14.          Governing Law

The Scheme is governed by and shall be construed and take effect in accordance with the laws of Victoria.

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